UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2011 (August 17, 2011)

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 17, 2011, The Progressive Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, in connection with the offer and sale of $500 million aggregate principal amount of the Company’s 3.75% Senior Notes due 2021 (the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the Notes. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.

The Notes will be issued pursuant to an Indenture dated as of September 15, 1993, as supplemented and amended to date (the “Indenture”), between the Company and U.S. Bank National Association, as trustee, including, without limitation, a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to be entered into and dated as of August 22, 2011. The Form of Sixth Supplemental Indenture and the Form of Note are being filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The net proceeds of the offering are estimated to be $495.9, after giving effect to underwriting discounts and commissions and estimated expenses of the offering. The offering of the Notes is registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-176358) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 17, 2011 (the “Registration Statement”), which became immediately effective upon filing, and a related Prospectus Supplement that was filed with the SEC on August 19, 2011 (the “Prospectus Supplement”).

The Notes will bear interest at the rate of 3.75% per annum. Interest on the Notes will be payable semi-annually in arrears on February 23 and August 23 of each year, beginning on February 23, 2012. The Notes will mature on August 23, 2021. Further information concerning the Notes and related matters is set forth in the Prospectus Supplement and the related Prospectus that was filed as part of the Registration Statement, and in the form Sixth Supplemental Indenture and the form of Notes attached hereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The documents filed herewith are incorporated by reference into Progressive’s Registration Statement on Form S-3, File Number 333-176358.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of August 17, 2011, between The Progressive Corporation and Credit Suisse Securities (USA) LLC

4.1	Form of Sixth Supplemental Indenture between The Progressive Corporation and U.S. Bank National Association, as trustee

4.2	Form of 3.75% Senior Note due 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2011

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name:	Jeffrey W. Basch
Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of August 17, 2011, between The Progressive Corporation and Credit Suisse Securities (USA) LLC

4.1	Form of Sixth Supplemental Indenture between The Progressive Corporation and U.S. Bank National Association, as trustee

4.2	Form of 3.75% Senior Note due 2021